INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                                                                  May 15, 1998

Dear Shareholder,

We are pleased to present you with the semiannual report for the Investment Grade Municipal Income Fund Inc. (the "Fund") for the six-month period ended March 31, 1998.

GENERAL MARKET OVERVIEW

===============================================================================

[GRAPHIC] The bond markets weakened slightly during the first quarter of 1998. Despite little inflationary pressure, evidence of a pickup in the U.S. economy and fears of an overbought market moderated the bulls. Speculation as to the ultimate impact of the Asian crisis on the United States also gave investors cause for concern.

     The municipal bond market continued to lag the Treasury market during the first quarter. Municipal issuers took advantage of low rates to refinance outstanding debt with new, lower yielding bonds. As a result, by quarter-end municipals had cheapened and were yielding 86% of comparable-maturity Treasurys. Historically, on average, municipal securities yield 82% to 83% of comparable Treasurys. This yield relationship tends to return to its average, which suggests municipals are poised to outperform as the supply of bonds is placed.

PORTFOLIO REIVEW

===============================================================================

[GRAPHIC] Performance--For the six-month period ended March 31, 1998, the Fund (symbol: PPM) returned 3.43% based on changes in the Fund's net asset value and 2.97% based on changes in its share price on the New York Stock Exchange.

   At March 31, 1998 the Fund's net asset value per share was $16.90, while its share price on the New York Stock Exchange was $15.06. During the six-month period ended March 31, 1998, the Fund paid dividends from net investment income totaling $0.45 per share, or 7.5 cents per share per month. Based on the dividend paid in March and the Fund's market price on March 31, 1998, the Fund's annualized market yield was 5.98%.

   Portfolio Highlights--Management continues to monitor relative-value relationships between municipal sectors in pursuit of select municipal bonds that provide more upside potential without a significant increase in risk.

   During this period of lower prices we took on new positions that represented particularly wide spreads. Boosting the portfolio's yield, we added Port of Corpus Christi, Texas--Valero (0.9% of net assets at March 31,
1998), Pennsylvania Turnpike Authority (1.0%) and Naperville, Illinois

Electric Revenue Bonds (0.4%).

   We are keeping the Fund's exposure to reinvestment risk relatively low, with more than 75% invested in bonds with call protections of at least five years. Because of continued high municipal debt issuance, we expect further opportunities to increase yield. We will continue to look for securities that provide attractive value across the yield curve and across the state credit and industry sectors.


SEMIANNUAL REPORT

Investment Grade
Municipal Income
Fund Inc.

Top five sectors, as
percent of portfolio assets,
March 31, 1998*

Water  17.8%
Power 17.0%
Healthcare 11.1%
General Obligations 9.7%
Sales Tax 7.5%

* Allocations subject to change

Investment
Grade Municipal
Income Fund Inc.

FUND PROFILE

Goal:

High current income exempt from federal income tax, consistent with preservation of capital

Portfolio Managers:

Elbridge T. Gerry III, Cynthia N. Bow, Mitchell Hutchins Asset Management Inc.

Total Net Assets:
$255.1 million as of March 31, 1998

Dividend Payments:
Monthly

SEMIANNUAL REPORT


OUTLOOK
===============================================================================

[GRAPHIC} We believe the U.S. economy is slowing slightly due to the Asian impact, though the effects will not show up in economic statistics for a while. The Federal budget is now running a surplus, which should reduce government borrowing and ease the upward pressure on market interest rates. We expect
U.S. economic growth to exceed 3% in 1998, with inflation just under 2%--a positive environment for bonds.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly Fund Profile on the Investment Grade Municipal Income Fund Inc. or other funds in the PaineWebber Family of Funds, please contact your investment executive.


/S/ Margo Alexander                      /S/ Elbridge T. Gerry III

MARGO ALEXANDER                          ELBRIDGE T. GERRY III
President,                               Senior Vice President,
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.

/S/ Cynthia N. Bow

CYNTHIA N. BOW
Vice President,
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Investment Grade
Municipal Income Fund Inc.

   This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended March 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

---------------
1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


INVESTMENT GRADE
MUNICIPAL INCOME
FUND INC.

Quality breakdown as
percent of portfolio assets,

March 31, 1998*

[GRAPHIC]

Cash Equivalents
BBB/Baa
A/A
AA/Aa
AAA/Aaa

*Allocations subject to change
                                                                             2

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS                             MARCH 31, 1998 (unaudited)

 Principal
  Amount                                                           Moody's        S&P      Maturity        Interest
   (000)                                                           Rating       Rating       Dates           Rates        Value
 ---------                                                         -------      ------     --------        --------       -----

Long-Term Municipal Bonds--96.97%

Alaska--2.83%
 $6,540  Valdez Marine Terminal British Petroleum Company
           Sohio Pipeline Project                                    Aa2          AA       12/01/25          7.000%    $ 7,207,930
                                                                                                                       -----------
California--1.47%
  3,500  California Public Works Board
           California State University Library Projects Series A
           (Pre-refunded with U.S. Government Securities
           to 09/01/00 @ 102)                                        Aaa          AAA      09/01/16          6.250       3,757,215
                                                                                                                       -----------

Colorado--3.38%
  5,950  Arapahoe County Capital Improvement
           Trust Fund Highway Revenue (Pre-refunded with
           U.S. Government Securities to 08/31/05 @ 103)             Aaa          AA       08/31/26          7.000       7,074,074
  1,500  Denver City & County
           Excise Tax Revenue Bonds (MBIA Insured)                   Aaa          AAA      09/01/14          6.500       1,550,730
                                                                                                                       -----------

                                                                                                                         8,624,804
                                                                                                                       -----------

Connecticut--3.62%
  8,590  Connecticut Housing Finance Authority Series A & B          Aa2          AA       05/15/14          6.200
                                                                                         to 11/15/23       to 6.750      9,232,885


Georgia--0.21%
    500  Municipal Electric Authority of Georgia Series B            A3           A        01/01/16          6.375         537,710
                                                                                                                       -----------

Illinois--12.62%
  1,000  Illinois Educational Facilities Authority
           Northwestern University (Pre-refunded with
           U.S. Government Securities to 12/01/01 @ 102)             A            AA+      12/01/21          6.900       1,110,430
  1,890  Illinois Toll & Highway Authority Series A (FGIC Insured)   Aaa          AAA      01/01/16          6.200       2,050,537
  2,650  University of Illinois Auxiliary Facilities                 Aa           AA-      04/01/22          5.750       2,739,331
  7,380  Chicago Gas Supply Revenue People's Gas                     Aa3          AA-      03/01/15          6.875       8,084,716
  4,000  Chicago Water Works (Pre-refunded with
           U.S. Government Securities to 11/15/99 @ 100)             A1           AA-      11/15/19          6.000       4,137,600
    250  Metropolitan Pier & Exposition Authority                    A2           A+       06/15/27          6.500         273,013
 11,350  Metropolitan Pier & Exposition Authority
           (Pre-refunded with U.S. Government Securities to
           06/15/03 @ 102)                                           Aaa          AA       06/15/27          6.500      12,737,764
  1,000  Naperville Electric Revenue                                 Aa           A        05/01/12          5.700       1,061,730
                                                                                                                       -----------

                                                                                                                        32,195,121
                                                                                                                       -----------

Indiana--10.95%
  5,320  Indiana Transportation Finance Authority
           Airport Facilities Series A (Pre-refunded with
           U.S. Government Securities to 11/01/02 @ 102)             Aaa          AA       11/01/16          6.250       5,853,436
  1,430  Indiana Transportation Finance Authority
           Airport Facilities Series A                               A1           A        11/01/16          6.250       1,541,640
  6,000  Indianapolis Gas Utility Revenue Series A (FGIC Insured)    Aaa          AAA      06/01/23          6.200       6,478,080
  2,000  Indianapolis Local Public Improvement Bond Bank             Aa           AA-      07/01/10          6.000       2,141,220
  4,000  Marion County Hospital Authority
           Methodist Hospital of Indiana                             Aa3          AAA      09/01/13          6.500       4,427,440

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal
  Amount                                                           Moody's        S&P      Maturity        Interest
   (000)                                                           Rating       Rating       Dates           Rates        Value
 ---------                                                         -------      ------     --------        --------       -----

Long-Term Municipal Bonds (continued)

Indiana (concluded)
 $5,725  Petersburg County Pollution Control Revenue

           Indianapolis Power & Light Company                        Aa2          AA-      12/01/24          6.625%   $  6,332,251
  1,000  Purdue University Series B (Pre-refunded with
           U.S. Government Securities to 01/01/05 @ 103)             Aa2          AA-      07/01/15          6.700       1,156,620
                                                                                                                       -----------

                                                                                                                        27,930,687

Kentucky--3.32%
  7,750  Boone County Pollution Control Revenue
           Dayton Power & Light Company                              Aa3          AA-      11/15/22          6.500       8,468,425
                                                                                                                       -----------
  8,500  Massachusetts Bay Transportation Authority Series C
           (Pre-refunded with U.S. Government
           Securities to 03/01/02 @ 102)                             A1           A        03/01/23          6.100       9,218,590
  6,000  Massachusetts Water Resources Authority Series A
           (Pre-refunded with U.S. Government
           Securities to 07/15/02 @ 102)                             Aaa          AAA      07/15/21          6.500       6,653,940
  2,750  Massachusetts Water Resources Authority Series A
           (Pre-refunded with U.S. Government
           Securities to 12/01/01 @ 102)                             Aaa          AAA      12/01/19          6.500       3,021,755
                                                                                                                       -----------

                                                                                                                        18,894,285
                                                                                                                       -----------

Nevada--2.89%
  6,750  Clark County Pollution Control Revenue
           Nevada Power Company (FGIC Insured)                       Aaa          AAA      06/01/19          6.600       7,381,193
                                                                                                                       -----------

New York--12.42%
    695  New York City General Obligation
           Subseries C-1 & Series H                                  A3           BBB+     02/01/16          7.000         761,309
                                                                                         to 08/01/17
  4,400  New York City General Obligation Series H
           (Pre-refunded with U.S. Government Securities to
           02/01/02 @ 101 1/2)                                       Ba           BBB+     02/01/16          7.000       4,887,960
  1,055  New York City General Obligation Subseries C-1
           (Pre-refunded with U.S. Government Securities to
           08/01/02 @ 101 1/2)                                       Aaa          BBB+     08/01/17          7.000       1,187,634
  6,000    New York State Local Government Assistance Corporation
           Series B (Pre-refunded with U.S.
           Government Securities to 04/01/02 @ 102)                  Aaa          A+       04/01/21          6.250       6,573,480
  5,350  New York State Local Government Assistance
           Corporation Series D (Pre-refunded with
           U.S. Government Securities to 04/01/02 @ 102)             Aaa          AAA      04/01/21          6.750       5,959,151
  1,500  New York State Medical Care Facilities
           Hospital & Nursing Homes (FHA Insured)                    Aa           AAA      02/15/31          6.600       1,638,390
  8,695  New York City Municipal Water Finance Authority
           Water & Sewer System Series A                             A2           A-       06/15/17          6.000       9,204,157
                                                                                         to 06/15/21       to 6.250
  1,375  New York City Municipal Water Finance Authority
           Water & Sewer System Series A (Pre-refunded with
           U.S. Government Securities to 06/15/01 @ 100)             A2           A-       06/15/21          6.250       1,464,086

                                                                                                                       -----------

                                                                                                                        31,676,167
                                                                                                                       -----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal
  Amount                                                           Moody's        S&P      Maturity        Interest
   (000)                                                           Rating       Rating       Dates           Rates        Value
 ---------                                                         -------      ------     --------        --------       -----

Long-Term Municipal Bonds (continued)


North Carolina--2.18%
 $2,700  North Carolina Eastern Municipal Power Agency Series A      Baa1         BBB      01/01/21          6.400%    $ 2,855,439
  2,550  North Carolina Municipal Power Agency
           Catawba Electric Revenue                                  A3           A-       01/01/17          6.250       2,699,048
                                                                                                                       -----------
                                                                                                                         5,554,487
                                                                                                                       -----------
Pennsylvania--0.99%
  2,500  Pennsylvania Turnpike Commission
           Turnpike Revenue Series N (FGIC Insured)                  Aaa          AAA      12/01/19          5.500       2,533,700
                                                                                                                       -----------

Rhode Island--2.55%
  6,175  Rhode Island Housing Finance Authority
           Homeownership Opportunity Series 10-A                     Aa2          AA+      04/01/27          6.500       6,512,093
                                                                                                                       -----------

South Carolina--4.89%
  5,035  South Carolina Public Service Authority Santee Cooper
           Series D (Pre-refunded with U.S.
           Government Securities to 07/01/02 @ 102)                  Aaa          AAA     07/01/31           6.625       5,604,307
  6,290  Richland County Pollution Control Revenue
           Union Camp Corporation Project Series C                   A1           A-      11/01/20           6.550       6,852,578
                                                                                                                       -----------
                                                                                                                        12,456,885
                                                                                                                       -----------

Texas--13.31%
  5,000  Texas Health Facilities Development Corporation

           All Saints Episcopal Hospital (MBIA Insured)              Aaa          AAA     08/15/22           6.250       5,461,750
  4,000  Coastal Bend Health Facilities
           Incarnate Word Health Services (AMBAC Insured)            Aaa          AAA     01/01/17           6.300       4,347,720
  4,750  Harris County Subordinated Lien Revenue                     Aa2          AA      08/01/14           6.750       5,182,107
    915  Harris County Toll Road Authority Senior Lien
           (AMBAC Insured)                                           Aaa          AAA     08/15/17           6.500       1,003,819
  1,000  Houston Water & Sewer System Series B
           (Pre-refunded with U.S. Government Securities to
           12/01/02 @ 102)                                           A            A       12/01/14           6.375       1,087,500
  6,575  Houston Water & Sewer System Series C
           (Pre-refunded with U.S. Government Securities to
           12/01/01 @ 102) (AMBAC Insured)                           Aaa          AAA     12/01/17           6.375       7,093,523
  2,350  Port Corpus Christi Industrial Development Revenue
           Valero Energy Corporation Series C                        Baa3         BBB-    04/01/18           5.400       2,351,857
  6,750  Sabine River Authority Pollution Control Revenue
           Texas Utilities Electric Company (FGIC Insured)           Aaa          AAA     10/01/22           6.550       7,404,075
                                                                                                                       -----------
                                                                                                                        33,932,351
                                                                                                                       -----------

Virginia--4.38%
  4,500  Virginia Beach Development Authority
           Sentara Bayside Hospital                                  Aa2          AA      11/01/21           6.300       4,841,820
  5,815  Virginia Transportation Board Revenue
           Route 28 Project                                          Aa           AA      04/01/18           6.500       6,333,756
                                                                                                                       -----------
                                                                                                                        11,175,576
                                                                                                                       -----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


 Principal
  Amount                                                           Moody's        S&P      Maturity        Interest
   (000)                                                           Rating       Rating       Dates           Rates        Value
 ---------                                                         -------      ------     --------        --------       -----

Long-Term Municipal Bonds (concluded)

Washington--4.70%
 $6,625  Metropolitan Seattle Sewer Series T
           (Pre-refunded with U.S. Government Securities to
           01/01/00 @ 102)                                           Aaa          AA-      01/01/31          6.875%   $  7,084,444
  4,500  Metropolitan Seattle Sewer Series W (MBIA Insured)          Aaa          AAA      01/01/33          6.300       4,891,185
                                                                                                                      ------------
                                                                                                                        11,975,629

                                                                                                                      ------------
Wisconsin--2.85%
  6,750  Wisconsin Health and Educational Facilities
           Authority-Sisters of Sorrowful Mother Health
           Care System (MBIA Insured)                                Aaa          AAA      06/01/20          6.250       7,273,800
                                                                                                                      ------------
Total Long-Term Municipal Bonds (cost--$226,493,490)                                                                   247,320,943
                                                                                                                      ------------

Short-Term Municipal Notes--1.53%
Arizona--0.04%
    100  Maricopa County Pollution Control Revenue
           Public Service Company                                    P1           A1+      04/01/98          3.800*        100,000
                                                                                                                      ------------

Florida--0.35%
    700  Dade County Water & Sewer System Revenue                    VMIG1        AAA      04/01/98          3.650*        700,000
    200  Hillsborough County Pollution Control Revenue               VMIG1        A1+      04/01/98          3.800*        200,000
                                                                                                                      ------------
                                                                                                                           900,000
                                                                                                                      ------------
Louisiana--0.04%
    100  Louisiana State Offshore Terminal Revenue                   VMIG1        A1+      04/01/98          3.750*        100,000
                                                                                                                      ------------

New York--0.47%
    200  New York City Subseries A-8                                 VMIG1        A1+      04/01/98          3.850*        200,000
    100  New York City Subseries B-2 (MBIA Insured)                  VMIG1        A1+      04/01/98          3.850*        100,000
    200  New York City Subseries B-3                                 VMIG1        A1+      04/01/98          3.800*        200,000
    200  New York City Subseries B-3 (MBIA Insured)                  VMIG1        A1+      04/01/98          3.850*        200,000
    100  New York City Subseries B-4                                 VMIG1        A1+      04/01/98          3.800*        100,000
    400  New York City Subseries E-4                                 VMIG1        A1+      04/01/98          3.850*        400,000
                                                                                                                      ------------
                                                                                                                         1,200,000
                                                                                                                      ------------

Wyoming--0.63%
  1,600  Lincoln County Pollution Control Revenue
           (Exxon Project)                                           P1           A1+      04/01/98          3.850*      1,600,000
                                                                                                                      ------------
Total Short-Term Municipal Notes (cost--$3,900,000)                                                                      3,900,000
                                                                                                                      ------------
Total Investments (cost--$230,393,490)--98.50%                                                                         251,220,943
Other assets in excess of liabilities--1.50%                                                                             3,831,423
                                                                                                                      ------------
Net Assets--100.00%                                                                                                   $255,052,366
                                                                                                                      ------------
                                                                                                                      ------------


---------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 1998.
     AMBAC--American Municipal Bond Assurance Corporation
     FGIC--Financial Guaranty Insurance Company
     FHA--Federal Housing Authority
     MBIA--Municipal Bond Investors Assurance


                See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                  MARCH 31, 1998 (unaudited)

Assets

Investments in securities, at value (cost--$230,393,490)                                            $251,220,943
Cash                                                                                                      12,278
Interest receivable                                                                                    4,267,876
Other assets                                                                                               5,246
                                                                                                    ------------
Total assets                                                                                         255,506,343
                                                                                                    ------------


Liabilities

Dividends payable to preferred shareholders                                                              179,124
Payable to investment adviser and administrator                                                          168,043
Accrued expenses and other liabilities                                                                   106,810
                                                                                                    ------------
Total liabilities                                                                                        453,977
                                                                                                    ------------

Net Assets

Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
   value                                                                                              80,000,000
                                                                                                    ------------

Common Stock--$0.001 par value; total authorized shares--199,998,400;
   10,356,667 shares issued and outstanding                                                          153,674,140
Undistributed net investment income                                                                      894,651
Accumulated net realized loss from investment transactions                                              (343,878)
Net unrealized appreciation of investments                                                            20,827,453
                                                                                                    ------------

Net assets applicable to common shareholders                                                         175,052,366
                                                                                                    ------------
Total net assets                                                                                    $255,052,366
                                                                                                    ------------
                                                                                                    ------------


Net asset value per common share ($175,052,366 applicable to 10,356,667 common shares outstanding)        $16.90
                                                                                                          ======



                See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS

                                                                                 For the Six Months
                                                                                        Ended
                                                                                   March 31, 1998
                                                                                     (unaudited)
Investment income:

Interest                                                                             $7,375,633
                                                                                     ----------


Expenses:

Investment advisory and administration                                                1,144,383
Auction Preferred Shares expenses                                                        96,405
Custody and accounting                                                                   77,579
Legal and audit                                                                          26,371
Reports and notices to shareholders                                                      25,346
Transfer agency and service fees                                                         15,060
Directors' fees                                                                           5,250
Amortization of organizational expenses                                                   3,898
Other expenses                                                                            8,675
                                                                                     ----------
                                                                                      1,402,967
Less: Fee waivers from adviser                                                         (158,942)
                                                                                     ----------



Net expenses                                                                          1,244,025
                                                                                     ----------
Net investment income                                                                 6,131,608
                                                                                     ----------

Realized and unrealized gains from investment activities:
Net realized gains from investment transactions                                             --
Net change in unrealized appreciation/depreciation of investments                     1,211,155
                                                                                     ----------
Net realized and unrealized gain from investment activities                           1,211,155
                                                                                     ----------

Net increase in net assets resulting from operations                                 $7,342,763
                                                                                     ----------
                                                                                     ----------



                See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the
                                                                                      Six Months
                                                                                         Ended       For the Year
                                                                                     March 31, 1998     Ended
                                                                                       (unaudited)  September 30, 1997
From operations:

Net investment income                                                                $  6,131,608    $12,320,828
Net realized gain from investment transactions                                                --         106,492
Net change in unrealized appreciation/depreciation of investments                       1,211,155      6,678,013
                                                                                     ------------   ------------
Net increase in net assets resulting from operations                                    7,342,763     19,105,333
                                                                                     ------------   ------------


Dividends to shareholders from:

Net investment income--common stockholders                                             (4,660,500)    (9,321,000)
Net investment income--preferred stockholders                                          (1,396,439)    (2,821,607)

                                                                                     ------------   ------------
Total dividends to stockholders                                                        (6,056,939)   (12,142,607)
                                                                                     ------------   ------------
Net increase in net assets                                                              1,285,824      6,962,726


Net assets:

Beginning of period                                                                   253,766,542    246,803,816
                                                                                     ------------   ------------
End of period (including undistributed net investment
  income of $894,651 and $819,982, respectively)                                     $255,052,366   $253,766,542
                                                                                     ------------   ------------
                                                                                     ------------   ------------


                See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS

                                                                                     For the Six Months
                                                                                            Ended
                                                                                       March 31, 1998
                                                                                         (unaudited)
                                                                                     ------------------
Cash flows provided (used) by operating activities:

Interest received                                                                        $ 7,299,194
Expenses paid (net of fee waivers)                                                        (1,348,434)
Sale of short-term portfolio investments, net                                              5,900,000
Purchase of long-term portfolio investments                                               (5,966,640)
                                                                                         -----------

Net cash provided by operating activities                                                  5,884,120
                                                                                         -----------

Cash flows used for financing activities:

Dividends paid from net investment income to common stockholders                          (4,660,500)
Dividends paid from net investment income to preferred stockholders                       (1,271,564)
                                                                                         -----------
Net cash used for financing activities                                                    (5,932,064)
                                                                                         -----------

Net decrease in cash                                                                        (47,944)

Cash at beginning of period                                                                   60,222
                                                                                         -----------

Cash at end of period                                                                     $   12,278
                                                                                         -----------
                                                                                         -----------

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
   Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                                      $7,342,763
                                                                                         -----------
Increase in investments, at value                                                         (1,287,564)
Increase in interest receivable                                                              (66,670)
Amortization of deferred organizational expenses                                               3,898
Increase in other assets                                                                      (5,246)
Increase in payable to investment adviser and administrator                                    6,820
Decrease in accrued expenses and other liabilities                                          (109,881)
                                                                                         -----------
Total adjustments                                                                         (1,458,643)
                                                                                         -----------
Net cash provided by operating activities                                                 $5,884,120
                                                                                         -----------
                                                                                         -----------



                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


   Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals received from a pricing service which utilizes a computerized matrix pricing system, or based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

   Dividends and Distributions--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In

NOTES TO FINANCIAL STATEMENTS (unaudited)


accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended March 31, 1998, Mitchell Hutchins voluntarily waived $158,942 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at March 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

   At March 31, 1998, the components of the net unrealized appreciation of investments were as follows:

      Gross appreciation (from investments having an excess of value over cost)        $20,847,474
      Gross depreciation (from investments having an excess of cost over value)            (20,021)
                                                                                       -----------
      Net unrealized appreciation of investments                                       $20,827,453
                                                                                       ===========


   For the six months ended March 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $5,966,640 and $0, respectively.

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At September 30, 1997, the Fund had a net capital loss carryforward of $343,878 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

   Common Stock--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 7,775 shares are owned by Mitchell Hutchins.

   Auction Preferred Shares--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

   Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 90 days for APS Series B. Dividend rates ranged from 3.31% to 3.85% for the six months ended March 31, 1998.

   The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

   The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                       For the                                                  For the Period
                                                      Six Months                                                 November 6,
                                                         Ended                                                      1992+
                                                       March 31,            For the Years Ended                    through
                                                         1998                    September 30,                    September 30,
                                                      (unaudited)         1997        1996        1995         1994        1993
Net asset value, beginning of period                     $16.78         $ 16.11      $15.73      $ 14.72      $17.04     $ 15.00
                                                         ------         -------      ------      -------      ------     -------
Net investment income                                      0.59            1.19        1.21         1.18        1.17        0.94
Net realized and unrealized gains (losses)
  from investments                                         0.11            0.65        0.35         1.03       (2.28)       2.13
                                                         ------         -------      ------      -------      ------     -------


Net increase (decrease) from investment
  operations                                               0.70            1.84        1.56         2.21       (1.11)       3.07
                                                         ------         -------      ------      -------      ------     -------

Dividends from net investment income:

  Common stockholders                                     (0.45)          (0.90)      (0.90)       (0.90)      (0.98)      (0.73)
  Common share equivalent of dividends paid to
    preferred stockholders                                (0.13)          (0.27)      (0.28)       (0.30)      (0.21)      (0.14)
Distributions from net realized gains from
  investment transactions                                    --              --          --           --       (0.02)         --
                                                         ------         -------      ------      -------      ------     -------

Total dividends and distributions to
  stockholders                                            (0.58)          (1.17)      (1.18)       (1.20)      (1.21)      (0.87)
                                                         ------         -------      ------      -------      ------     -------

Underwriting and offering costs incurred with
  the preferred stock offering charged to
  common stock                                              --              --          --           --          --       (0.16)
                                                         ------         -------      ------      -------      ------     -------

Net asset value, end of period                           $16.90         $ 16.78      $16.11      $ 15.73      $14.72     $ 17.04
                                                         ------         -------      ------      -------      ------     -------
                                                         ------         -------      ------      -------      ------     -------


Per share market value, end of period                    $15.06         $ 15.06      $13.63      $ 13.00      $12.38     $ 15.63
                                                         ------         -------      ------      -------      ------     -------
                                                         ------         -------      ------      -------      ------     -------


Total investment return (1)                                2.97%         17.76%      12.03%       12.63%      (15.21)%      9.10%
                                                         ------         -------      ------     -------       ------     -------
                                                         ------         -------      ------     -------       ------     -------


Ratios to average net assets attributable to common shares:

  Total expenses, net of waivers from adviser              1.43%*         1.44%       1.34%        1.69%       1.70%       1.55%*
  Total expenses, before waivers from adviser              1.61%*         1.77%       1.71%        1.82%       1.70%       1.55%*
  Net investment income before preferred stock
    dividends                                              7.03%*         7.27%       7.61%        7.87%       7.32%       6.55%*
  Preferred stock dividends                                1.60%*         1.66%       1.73%        2.02%       1.33%       0.95%*
  Net investment income available to common
    stockholders                                           5.43%*         5.61%       5.88%        5.85%       5.99%       5.60%*

Supplemental data:

  Net assets, end of period (000's)                    $255,052       $253,767    $246,804     $242,906    $232,406    $256,466
  Portfolio turnover rate                                     0%             3%          0%           7%          0%          6%
  Asset coverage per share of preferred stock,

    end of period                                      $159,408       $158,604    $154,252     $151,816    $145,254    $160,291


---------------
+  Commencement of operations
*  Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

GENERAL INFORMATION


THE FUND

   Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $52 billion in assets under management as of April 30, 1998.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

DISTRIBUTION POLICY

   The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the

Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS
E. Garrett Bewkes, Jr.
Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt


Mary C. Farrell
Meyer Feldberg

George W. Gowen
Frederic V. Malek
Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Dennis L. McCauley
Vice President

Paul H. Schubert
Vice President and Treasurer

Elbridge T. Gerry III
Vice President

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

SEMIANNUAL REPORT

INVESTMENT
GRADE MUNICIPAL
INCOME FUND INC.


MARCH 31, 1998


              PaineWebber

(Copyright) 1998 PaineWebber Incorporated
              Member SIPC